UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2015

TEL-INSTRUMENT ELECTRONICS CORP.
(Exact name of registrant as specified in its charter)

New Jersey	001-31990	22-1441806
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Branca Road
East Rutherford, New Jersey 07073
(Address of principal executive offices)

(201) 933-1600
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 21, 2015, Tel-Instrument Electronics Corp. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”).

As of the close of business on December 18, 2014, the record date for the Annual Meeting, 3,256,887 shares of the Company’s common stock were outstanding and entitled to vote. At the Annual Meeting, 2,977,172, or approximately 91.4%, of the outstanding shares of common stock entitled to vote were represented in person or by proxy.  The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

The results of the voting at the Annual Meeting are as follows:

1.  The six nominees for director were elected to serve a one-year term as follows:

Director	Votes For	Votes Against	Broker Non-Votes	Percentage Voted For
Steven A Fletcher	2,016,884	44,285	916,003	67.7%
George J. Leon	2,016,884	44,285	916,003	67.7%
Jeffrey C. O’Hara	2,016,884	44,285	916,003	67.7%
Robert A. Rice	2,016,884	44,285	916,003	67.7%
Robert H. Walker	2,016,884	44,285	916,003	67.7%

2.  The proposal to ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2015 was approved as follows:

Auditor	Votes For	Votes Against	Broker Non-Votes	Votes Abstained	Percentage Voted For
BDO USA, LLP	2,837,684	111,787	0	27,701	95.3%

3. The proposal to ratify the issuance of shares to a director in accordance with Section 711 of the NYSE MKT Company Guide was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained	Percentage Voted For
2,034,309	26,334	916,003	526	68.3%

4.  The proposal to cast a non-binding advisory vote to approve the compensation of the Company's named executive officers was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained	Percentage Voted For
2,029,293	26,334	526	921,019	68.2%

The Company has decided to hold future advisory votes on the compensation of our named executive officers every year until the occurrence of the next shareholder advisory vote on this matter

Item 7.01 Regulation FD Disclosure.

The Company delivered a presentation to the shareholders at the Annual Meeting (the “Shareholder Presentation”).  A copy of the Shareholder Presentation is hereby furnished as Exhibit 99.1.

On January 22, 2015, the Company issued a press release entitled “Tel-Instrument Electronics Corp. Holdings Annual Meeting and Announces Third Quarter Estimated Revenues of $5 Million, A 40% Increase over the Second Quarter”.  A copy of the press release is hereby furnished as Exhibit 99.2.

The information contained in the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                      Description

99.1	Shareholder Presentation*

99.2
Press release issued by the Company entitled “Tel-Instrument Electronics Corp. Holdings Annual Meeting and Announces Third Quarter Estimated Revenues of $5 Million, A 40% Increase over the Previous Quarter,” dated January 22, 2015*

* These Exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the Securities and Exchange Commission pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEL-INSTRUMENT ELECTRONICS CORP.

Date: January 22, 2015	By:	/s/ Joseph P. Macaluso
Name: Joseph P. Macaluso
Title: Principal Accounting Officer